UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2016

AQUARIUS CANNABIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-200932	47-1273086
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

515 South Flower Street, 36th Floor

Los Angeles, CA 90071

 (Address of Principal Executive Office) (Zip Code)

(888) 317-0460

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On February 18, 2015, Aquarius Cannabis Inc. (“Aquarius”) entered into a binding Memorandum of Understanding (the “Agreement”) with Flying Eagle Advisors, LLC (“Flying Eagle”), a Native American-owned cannabis management consulting and financing company, to be the distribution, branding, and cultivation consulting partner of a series of cannabis cultivation facilities owned by Native American tribes in the United States.

Aquarius will be responsible for coordinating legal distribution, consulting on legal structuring and integrating the facilities into the state systems, developing the branding and marketing for all the products cultivated at the facilities, and ensuring that cultivation processes meet the rigorous brand-standards Aquarius has for its branded marijuana. Aquarius will own all the brands of the marijuana grown and distributed from these facilities.

Aquarius will earn 9.77% of the gross wholesale sales of products grown in the facility, once sold by an Aquarius-licensed distribution partner.  Aquarius will earn 5% of gross revenue earned by the vertically integrated cultivation and manufacturing operation, and will receive per pound cultivation consulting fees based on the level of success the clients have growing its brands.

In addition to Flying Eagle, the binding agreement was signed by Grower’s Supply, LLC, a greenhouse design/build firm.  Grower’s Supply, LLC will be responsible for the design, build, staffing, and day-to-day operational management of the facilities.

The Agreement is conditioned upon Flying Eagle raising sufficient capital to engage the Native American tribes.

Aquarius has agreed to issue Flying Eagle 100,000 warrants upon execution of this Agreement, and further equity incentives based upon certain milestones.

The foregoing description of the terms of the binding Memorandum of Understanding is qualified in its entirety by reference to the provisions of the Agreement as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Item 8.01   Other Events

On February 24, 2016, the Company issued a press release announcing the Binding Memorandum of Understanding By and Between Flying Eagle Advisors LLC, Aquarius Cannabis Inc., and Grower’s Supply LLC., a copy of which is attached to this Report as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Binding Memorandum of Understanding By and Between Flying Eagle Advisors LLC, Aquarius Cannabis Inc., and Grower’s Supply LLC., dated February 18, 2016
Exhibit 99.1	Press Release dated February 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUARIUS CANNABIS, INC.

Date: February 24, 2016	By:	/s/ Michael Davis Lawyer
Michael Davis Lawyer
President, Chief Executive Officer